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                                                                   EXHIBIT 10.47

THE SHARES BEING SUBSCRIBED FOR HEREIN HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, (THE "1933 ACT") OR THE SECURITIES COMMISSION OF ANY STATE UNDER ANY STATE SECURITIES LAW. THEY ARE BEING OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION PURSUANT TO SECTION 4(2) OF THE 1933 ACT. THE SHARES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THE SHARES ARE REGISTERED UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS OR AN OPINION OF COUNSEL IS OBTAINED WHICH IS REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH OFFERS, SALES AND TRANSFERS MAY BE MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.


                            STOCK PURCHASE AGREEMENT


                   THIS STOCK PURCHASE AGREEMENT (the "Agreement") is made as of the 20th day of December, 2000, by and between Bionutrics, Inc., a Nevada corporation (the "Company"), and Ropart Investments LLC (the "Investor").

THE PARTIES HEREBY AGREE AS FOLLOWS:

         1.        Purchase and Sale of Stock.

                   1.1 Sale and Issuance of Stock. On the basis of the representations, warranties and agreements contained herein and subject to the terms and conditions herein set forth, the Company may issue and sell to Purchaser 500,000 (five hundred thousand) shares of its Common Stock, $.001 par value, at $1.00 per share (the "Shares"), together with warrants to purchase up to a number of shares equal to 10% of the number of Shares purchased (the "Investor Warrants"), based on a minimum draw down of $100,000 per draw down. The Company agrees to issue and sell to the Investor and, in consideration of and in express reliance upon the representations, warranties, covenants, terms and conditions of this Agreement, the Investor agrees to purchase that number of the Shares to be issued in connection with each draw down.

                   1.2 The Shares. The Company has authorized and has reserved and covenants to continue to reserve, free of preemptive rights and other similar contractual rights of stockholders, a sufficient number of its authorized but unissued shares of its Common Stock to cover the Shares to be issued in connection with all draw downs requested under this Agreement.

                   1.3 Initial Closing. The closing of the transaction contemplated by this Agreement (the "Initial Closing") shall be deemed to have occurred when this Agreement has been executed by both the Investor and the Company.

         2. Representation and Warranties of the Company. The Company hereby represents and warrants to the Investor as follows:
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                   2.1 Organization, Good Standing and Qualification. The
Company is a corporation validly existing and in good standing under the laws of the State of Nevada and has all requisite power and authority to own or lease and operate its properties and assets and to carry on its business as now conducted. The Company is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business, operations, prospects, condition (financial or other), or properties.

                  2.2 Capitalization. The authorized capital of the Company consists of:

                           (i) Common Stock. 45,000,000 shares of common stock
("Common Stock"), par value $.001, of which 21,471,525 shares are issued and outstanding as of October 31, 2000. The Company has subscriptions or agreements outstanding to issue 950,000 shares of Common Stock.

                           (ii) Preferred Stock. 5,000,000 shares of preferred
stock ("Preferred Stock"), par value $.001, none of which is outstanding. The Preferred Stock may be issued from time to time in one or more series and the Board of Directors is authorized to fix the rights and terms relating to dividends, conversion, voting, redemption, liquidation preferences and any other rights, preferences, privileges and restrictions applicable to each such series. The Company has agreed to issue 591,850 shares of Series A Convertible Preferred Stock, convertible at a conversion value of $1.35 per share.

                  2.3 Warrants, Options and Other Rights.

                           (i) Warrants and Options. As of the date hereof,
there were outstanding warrants to purchase up to 1,480,000 shares of Common Stock. The Company has agreed to issue warrants for 2,000,000 shares of Common Stock. As of the date hereof, options in the amount of 1,825,144 shares were outstanding and held by current employees, officers, and directors pursuant to the Company's Stock Option Plan and 686,667 were outstanding and held by former directors and employees and others.

                           (ii) Equity Line. The Company has arranged for an
equity line for up to 4,000,000 shares pursuant to a Common Stock Purchase Agreement entered into September 7, 2000 together with warrants for up to an additional 17.5% of the amount invested.

                           (iii) Right of Repurchase. At any time and for a
period of three years from October 28, 2000, the Company may repurchase the 150,000 shares that are the subject of a Stock Acquisition Agreement dated October 28, 2000 between the Company and Macropower Development Limited at fair market value but for no less than $1.00 nor more than $3.00.

                           (iv) Registration Rights. The Company has agreed to
register for resale 550,000 shares of Common Stock under terms of a stock purchase agreement and warrant agreement both dated October 25, 2000 between the Company and Tamarack International Limited. The Company has agreed to register for resale up to 4,225,000 shares of Common Stock plus shares underlying warrants up to an additional 17.5% of the amount invested under terms of a Registration Rights Agreement entered into between the Company and Justicia dated September 7, 2000 in connection with an equity line extended to the Company. The Company has agreed to register for resale 560,000 shares of Common Stock and any shares issued pursuant to liquidated damages provisions under a registration rights agreement between the Company and AMRO International dated September 20, 2000. Registration statement no. 333-32638 on

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\Form S-3 relating to 330,000 shares of common stock issuable upon the exercise of warrants and options was filed with the SEC in satisfaction of registration rights and is effective as of March 22, 2000.

                           (v) Right of First Refusal. Pursuant to Section 4.12
of the Stock Purchase Agreement entered into as of September 7, 2000 between Bionutrics and Justicia Holdings Limited, the Company has granted a right of first refusal to participate in any subsequent financing for cash at a discount to market price of the Company's securities. The Company is further prohibited from agreeing to any equity line type of financing for sale of securities at a discount to the then market price for the earlier of two years from the effective date of a registration statement relating to Justicia's equity line or 60 days after the purchase of all shares under the Justicia equity line.

                  2.4 Valid Issuance of Shares. All of the outstanding shares of the Company's stock, and shares to be issued pursuant to outstanding subscriptions, have been, and will be, duly and validly authorized and issued, are fully paid and nonassessable, and no further approval or authority of the stockholders or the directors of the Company will be required by the Company for the issuance of the Shares. The Company has duly and validly authorized and reserved for issuance shares of Common Stock sufficient in number for the issuance of the Shares at each draw down. The Shares when issued and paid for in accordance with the terms of this Agreement will be duly and validly issued, fully paid and nonassessable and will be free of restrictions on transfer other than restrictions on transfer under applicable state and federal securities laws.

                   2.5 Financial Statements. Except as otherwise stated in the notes thereto, the audited financial statements contained in the Form 10-K for the year ended October 31, 1999 consisting of an Independent Auditors' Report dated December 30, 1999, Consolidated Balance Sheets as of October 31, 1999 and 1998, and the related Consolidated Statements of Operations, Stockholders' Equity and Cash Flows for the years ended October 31, 1999, 1998 and 1997, and the Form 10-Qs filed for the quarters ending January 31, 2000, April 30, 2000, and July 31, 2000 have been prepared in conformity with United States generally accepted accounting principles applied, except as stated therein, on a consistent basis. Such financial statements fairly present the financial position and result of operations and changes in financial position of the Company as of the dates and for the periods indicated.

                           Except as reflected in such financial statements and
the notes thereto, the Company has no liabilities, absolute or contingent, material to the operations, business, prospects, assets, properties or condition (financial or other) of the Company, other than (i) ordinary course liabilities incurred since the last date of such financial statements in connection with the conduct of the business of the Company, and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under United States generally accepted accounting principles to be reflected in the financial statements, which, in both cases, individually or in the aggregate, are not material to the financial condition or operating results of the Company.

                   2.6 No Conflict with Other Instruments. The execution, delivery and performance of this Agreement by the Company, and the consummation of the transactions herein contemplated, do not and will not: (i) conflict with or constitute a breach of, permit the termination of, constitute a default under, or violation of (A) the Articles of Incorporation, as amended, or bylaws of the Company, (B) any material agreement, indenture, mortgage, deed of trust or other material instrument or agreement or undertaking by which the Company is bound or to which any of its properties is subject, or, (C) to the knowledge of the

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Company, a violation of any law, administrative regulation, or court decree to which the properties or assets of the Company is subject; or (ii) result in the creation or imposition of any material lien, charge or encumbrance upon the property or assets of the Company.

                   2.7 Authorization. The Company has the corporate power and authority to enter into this Agreement and to perform all of its obligations hereunder. The execution, delivery and performance of this Agreement by the Company have been duly authorized by all necessary corporate actions, and this Agreement constitutes a legal, valid, binding and enforceable obligation of the Company, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, liquidation, conservatorship, receivership or similar laws relating to, or affecting generally the enforcement of, creditors' rights and remedies or by other equitable principles of general application. No consent, approval, authorization or order of any court or governmental agency or board or any other third party, or registration, qualification, designation or filing with any Federal, state or local authority is required to consummate the transactions contemplated by this Agreement.

         3. Representations and Warranties of Investor. By executing this Agreement, Investor hereby represents and warrants to and covenants with the Company as follows:

                  3.1 Authorization. Investor has the power and authority to enter into this Agreement and to purchase the Shares being sold to it hereunder. The execution, delivery and performance of this Agreement by Investor and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary corporate action and this Agreement constitutes a valid, binding and enforceable obligation of Investor.

                  3.2 Legal Investment and Compliance with Laws. The purchase of the Shares by Investor is legally permitted by all laws and regulations to which Investor is subject and all consents, approvals, authorizations of or designations, declarations, or filings in connection with the valid execution and delivery of this Agreement by Investor or the purchase of the Shares by Investor has been obtained, or will be obtained. Investor hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any purchase of Shares, including the income tax and other tax consequences, if any, which may be relevant to the purchase, holding, redemption, sale, or transfer of the Shares.

                  3.3 Financial Risks. The Investor acknowledges that it is able to bear the financial risks associated with an investment in the Shares and that it has been given full access to such records of the Company and the subsidiaries and to the officers of the Company and the subsidiaries as it has deemed necessary or appropriate to conduct its due diligence investigation. The Investor is capable of evaluating the risks and merits of an investment in the Shares by virtue of its experience as an investor and its knowledge, experience, and sophistication in financial and business matters and the Investor is capable of bearing the entire loss of its investment in the Shares. The Investor is an "accredited investor" as defined in Regulation D promulgated under the Securities Act.

                  3.4 Access to Information. Investor acknowledges that it has received the Company's Form 10-K for the period ended October 31, 1999 and Forms 10-Q for the three quarters subsequent thereto (the "Offering Documents"), and is familiar with and understands the operations of the Company.

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                           (a) Investor understands and acknowledges that the
Offering Documents provided in connection with this investment have been prepared by the Company. Accordingly, Investor understands and acknowledges that no independent investment banking firm or legal counsel have passed upon or assumed any responsibility for the accuracy, completeness or fairness of the information contained in the Offering Documents.

                           (b) Investor understands and acknowledges that any
financial projections provided in connection with this investment and have not been prepared by independent accountants and are based on numerous assumptions regarding sales, revenues and expenses and other factors which may not be realized in the future.

                           (c) Investor acknowledges that it has been encouraged
to rely upon the advice of its legal counsel and accountants or other financial advisers with respect to the financial, tax and other considerations relating to the purchase of the Shares and has been offered, during the course of discussions concerning the purchase of the Shares, the opportunity to ask such questions and inspect such documents concerning the Company and its business and affairs as Investor has requested so as to understand more fully the nature of the investment and to verify the accuracy of the information supplied.

                           (d) Investor represents and warrants that, in
determining to purchase the Shares, it has relied solely upon the documents provided and the advice of its advisors with respect to the tax, foreign and U.S., and other consequences involved in purchasing the Shares.

                  3.5 Acquisition for Investment and Unregistered Nature of the Shares.

                           (a) Investor represents and warrants that the Shares
to be acquired are being acquired for its own account without a view to public distribution or resale and that Investor has no contract, understanding, agreement or arrangement to sell or otherwise transfer or dispose of the Shares or any portion thereof to any other person.

                           (b) Investor understands that the Shares have not
been registered under the 1933 Act, or the securities laws of any state and are subject to substantial restrictions on resale or transfer.

                           (c) Investor agrees that it will not sell or
otherwise transfer or dispose of the Shares or any portion thereof unless such Shares are registered under the 1933 Act and any applicable state securities laws, or unless Investor obtains an opinion of counsel which is reasonably satisfactory to the Company that such Shares may be sold in reliance on an exemption from such registration requirements.

                           (d) Investor understands that (i) the Company has no
obligation to register any Shares for resale or transfer under the 1933 Act or any state securities laws and has made no representation that it will file the necessary reports or publish the necessary information as required by Rule 144 under the 1933 Act that would make available an exemption from the registration requirements of any such laws for the resale or transfer of the Shares; (ii) the Company may place a legend on any certificates representing the Shares indicating that the Shares may not be transferred except in accordance with an exemption from the 1933 Act; (iii) the Company will not register a transfer not made in accordance with an exemption from the 1933 Act; and (iv) Investor therefore may be precluded from selling or

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otherwise transferring or disposing of any of the Shares or any portion thereof for an indefinite period of time or at any particular time.

                  3.6 Further Representations and Understandings.

                           (a) Investor understands that no federal or state
agency including the Securities and Exchange Commission, the Arizona Corporation Commission or the securities commission or authorities of any other state has approved or disapproved the Shares, passed upon or endorsed the merits of the offering or the accuracy or adequacy of the documents, or made any finding or determination as to the fairness of the Shares for public investment and any representation to the contrary is a criminal offense.

                           (b) Investor understands that the Shares are being
offered and sold in reliance on specific exemptions or exclusions from the registration requirements of federal and state laws and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings set forth herein in order to determine the suitability of Investor to acquire the Shares.

                           (c) Investor represents and warrants that the
information set forth herein concerning Investor is true and correct.

         4.       Registration Rights.

                  4.1 Demand Registration Statement. At any time during which Investor is subject to the time, volume restrictions, or manner of sale limitations under Rule 144 under the 1933 Act ("Rule 144"), or any successor rule or regulation, the Company will, on one occasion, (i) prepare and file a Registration Statement under the 1933 Act on Form S-3 covering the Shares together with shares issuable upon exercise of warrants issued pursuant to
Section 8.2 of this Agreement (the "Securities"), (ii) use its best efforts to have such Registration Statement rendered effective under the 1933 Act as soon as practicable thereafter, and (iii) take such action as may be necessary to have such Registration Statement remain effective under the 1933 Act, free of material misstatements or omissions, for the period required to sell such Securities in compliance therewith. The Company shall bear all fees, disbursements and out-of-pocket expenses incurred in connection with the preparation and filing of such Registration Statement, including any amendment or supplement thereto necessary to cause the same to remain free of material misstatements or omissions during the period the Registration Statement remains effective under the 1933 Act, except as provided in Section 4.7 hereof.

                  4.2 "Piggyback" Registration Rights. If at anytime during which Investor is subject to the time, volume restrictions, or manner of sale limitations under Rule 144, or any successor rule or regulation, the Company undertakes to file a registration statement under the 1933 Act covering the sale of shares of Common Stock by the Company or the sale of shares of Common Stock held or to be held by any party other than Investor (other than on Form S-4, Form S-8, other inappropriate form or any other successor or comparable form), on each such occasion the Company shall give Investor at least 30 days' prior written notice of the initial filing of that registration statement (the "Filing Notice"). Upon written request to the Company from Investor within ten (10) days of the date of mailing of the Filing Notice, the Company shall, upon the approval of the underwriters of the offering covered by the registration statement, include the Securities then owned by Investor in that registration statement, on the same terms and conditions as the other shares listed in that registration.

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                  4.3 Cooperation with Company. Investor will cooperate with the
Company in all respects in connection with this Section, including timely supplying all information reasonably requested by the Company (which shall include all information regarding the Investor and proposed manner of sale of the Securities required to be disclosed in the Registration Statement) and executing and returning all documents reasonably requested in connection with the registration and sale of the Securities and entering into and performing its obligations under any underwriting agreement, if the offering is an underwritten offering, in usual and customary form, with the managing underwriter or underwriters of such underwritten offering

                  4.4 Termination of Registration Rights. The Company's obligation under this Section 4 to register the Securities held by Investor shall terminate upon the earlier of (i) the date that all of the Securities have been sold pursuant to the Registration Statement, (ii) the date the Investor receives an opinion of counsel to the Company, which opinion shall be reasonably acceptable to the Investor, that the Securities may be sold under the provisions of Rule 144 without limitation as to volume, (iii) the date when all Securities have been otherwise transferred to persons who may trade such Securities without restriction under the 1933 Act, and the Company has delivered a new certificate or other evidence of ownership for such securities not bearing a restrictive legend, or (iv) the date when all Securities may be sold without any time, volume or manner limitations pursuant to Rule 144(k) or any similar provision then in effect under the 1933 Act in the opinion of counsel to the Company, which counsel shall be reasonably acceptable to the Investor.

                  4.5 Underwriters. If any of the Securities owned by Investor are to be registered pursuant to this Section 4 and are to be sold through an underwriter or underwriters, Investor acknowledges that the Company may enter into any agreements with any underwriter or underwriters which the Company deems appropriate. Selection of underwriters shall be solely at the discretion of the Company. Investor agrees that, as a condition to having the Securities eligible for registration pursuant to this Section 4 registered in connection with that sale, it shall execute and deliver any and all agreements, certificates or other documents reasonably required by the Company in connection with the registration and sale of those Securities.

                  Notwithstanding anything contained in this Section 4 to the contrary, the Company's underwriter or underwriters shall have the right to delay any registration requested under this Section 4 for a reasonable period of time, if, in good faith, it or they believe an offering or registration of the Securities would not be in the Company's best interests. The determination of a reasonable period of time as used in this Section 4 shall be determined by mutual agreement between the underwriter and the Company.

                  4.6 Indemnification. The Company agrees to indemnify and hold harmless the Investor against any and all losses, claims, damages, liabilities and expenses, which Investor may suffer arising out of any untrue statement of a material fact in a Registration Statement filed in connection with the registration rights granted by this Section 4, or arising out of any omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable to the extent that such losses, claims, damages, liabilities or expenses arise out of any untrue statement or omission which has been made therein or omitted therefrom in reliance upon information relating to the Investor furnished in writing to the Company by the Investor for use in connection therewith.

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                  4.7 Fees and Commissions. All underwriting and/or brokerage discounts, fees and commissions in respect of the registration of the Securities under this Section 4 and applicable transfer taxes payable upon sale of the Securities, and any counsel fees or disbursements for counsel for Investor and out-of-pocket expenses of Investor in connection with the registration of Securities under this Section 4 shall be paid and borne by Investor.

         5. Conditions to Obligations of the Company to Sell the Shares. The obligation hereunder of the Company to issue and sell the Shares to the Investor is subject to the satisfaction or waiver, as of each settlement date following a draw down, of each of the conditions set forth below. These conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

                  5.1 Representations and Warranties Correct. All of the representations and warranties of Investor contained in this Agreement shall be true and correct in all material respects as of each settlement date with the same effect as if made on the date hereof.

                  5.2 Performance of Covenants and Agreements. All of the covenants and agreements of Investor contained in this Agreement and required to be performed on or before a settlement date shall have been performed in all material respects to the reasonable satisfaction of the Company.

                  5.3 Legal Action.

                           (a) There shall not have been instituted any material
legal proceeding seeking to prohibit the consummation of the transactions contemplated by this Agreement.

                           (b) None of the parties hereto shall be prohibited in
any order, writ, injunction or decree of any governmental body of competent jurisdiction from consummating the transactions contemplated by this Agreement, and no material action or proceeding shall then be pending which questions the validity of this Agreement, any of the transactions contemplated hereby or any action which has been taken by any of the parties in connection herewith or in connection with any of the transactions contemplated hereby.

         6. Conditions to Obligations of Investor. The obligations of Investor under this Agreement to purchase Shares are subject to satisfaction of the following conditions at or prior to each settlement date, any of which may be waived by Investor.

                  6.1 Representations and Warranties Correct. All of the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects as of each settlement date with the same effect as if made on the date hereof.

                  6.2 Performance of Covenants and Agreements. All of the covenants and agreements of the Company contained in this Agreement and required to be performed on or before a settlement date shall have been performed in all material respects to the reasonable satisfaction of the Investor.

                  6.3 Legal Action.

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                           (a) There shall not have been instituted or
threatened any legal proceedings seeking to prohibit the consummation of the transactions contemplated by this Agreement, or to obtain damages from Investor with respect thereto.

                           (b) None of the parties hereto shall be prohibited by
any order, writ, injunction or decree of any governmental body of competent jurisdiction from consummating the transactions contemplated by this Agreement, and no action or proceeding shall then be pending which questions the validity of this Agreement, any of the transactions contemplated hereby or any action which has been taken by any of the parties in connection herewith or in connection with any of the transactions contemplated hereby.

         7. Legends. The certificates evidencing any of the Shares shall be endorsed with the legend set forth below, and Investor covenants that Investor shall not transfer the shares represented by any such certificate without complying with the restrictions on transfer described in the legend endorsed on such certificate:

         THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, (THE "1933 ACT") OR THE SECURITIES COMMISSION OF ANY STATE UNDER ANY STATE SECURITIES LAW. THEY WERE OFFERED PURSUANT TO AN EXEMPTION FROM REGISTRATION PURSUANT TO SECTION 4(2) OF THE 1933 ACT. THE SHARES MAY NOT BE OFFERED, SOLD OR OTHERWISE TRANSFERRED UNLESS THE SHARES ARE REGISTERED UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL IS OBTAINED WHICH IS REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH OFFERS, SALES AND TRANSFERS MAY BE MADE PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS.

         8.       Draw Down.

                  8.1 Draw Down Terms. Subject to the satisfaction of the conditions set forth in this Agreement, the parties agree as follows:

                           (a) The Company, may, in its sole discretion, issue
and exercise a draw down at any time until December 31,2001 (the "Termination Date"), which draw down the Investor will be obligated to accept.

                           (b) The price per share shall be $1.00 per Share.

                           (c) The minimum investment amount shall be $100,000
and the maximum investment amount shall be $500,000.

                  8.2 Warrants. In lieu of a minimum draw down commitment by the Company, the Investor shall receive (i) at the Initial Closing, a warrant certificate to purchase up to 70,000 shares of

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Common Stock (the "Initial Warrant") and (ii) at each settlement date for each draw down, a warrant certificate to purchase up to a number of shares of Common Stock equal to 10% of the Shares purchased at such draw down (each an "Investor Warrant") (the Initial Warrant and the Investor Warrants hereinafter collectively referred to as the "Warrants"). The Warrants shall have a term from their date of issuance of three (3) years. The exercise price of the Warrant shall be $1.00 per share. The Warrants shall be in the form of Exhibit A hereto.

                  8.3 Notice of Draw Down.

                           (a) The Company must inform the Investor by
delivering a draw down notice, via facsimile transmission, as to the investment amount of the draw down the Company wishes to exercise. The settlement date for each draw down shall occur within three business days of the delivery of the notice.

                           (b) On or before each settlement date, the Shares
purchased by the Investor shall be delivered to Greenberg Traurig, LLP, counsel for the Company, on the Investor's behalf. Upon the Company delivering whole shares of Common Stock to such counsel on the Investor's behalf, the Investor shall wire transfer immediately available funds to the Company's designated account on such day. Investor shall provide such counsel with instructions for the delivery of the Shares and the names in which Shares are to be registered.

                  8.4 Failure to Draw Down. In the event the Company does not exercise its right to fully draw down under this Agreement, then on the Termination Date, Investor shall have the right to purchase up to 100,000 shares of Common Stock at $1.00 per share, such number of shares together with Shares purchased pursuant to draw downs not to exceed 500,000 shares of Common Stock. No Investor Warrants shall be issued in connection with the exercise of this right.

         9.       Miscellaneous.

                  9.1 Notices. All notices or other communications given or made hereunder shall be in writing and shall be deemed delivered personally to the party being given notice or by facsimile, overnight courier service or by registered or certified mail, return receipt requested, postage prepaid if to Investor at its address set forth herein or if to the Company at 2425 East Camelback Road, Suite 650, Phoenix, Arizona 85016 or at such other address as may have been furnished by the Company to Investor.

                   9.2 Construction. Notwithstanding the place where this Agreement may be executed by any of the parties hereto, the parties expressly agree that all terms and provisions hereof shall be construed in accordance with and governed by the laws of the State of Arizona without giving effect to principles of conflicts of law.

                   9.3 Entire Agreement; Amendments and Waiver. This Agreement and the Warrant sets forth the entire understanding of the parties with respect to the transactions contemplated hereby, and neither party shall be bound by nor deemed to have made any representations and/or warranties except those contained herein or incorporated herein by reference. The provisions of this Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company has obtained the written consent of Investor.

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                  9.4 Successors and Assigns. Except as otherwise provided
herein, the terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective heirs, estate, successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

                  9.5 Headings. The terms used in this Agreement shall be deemed to include the masculine and the feminine in the singular and the plural as the context requires. The headings in this Agreement are for reference purposes only and shall not be deemed to have any substantive effect.

                  9.6 Survival of Representations and Warranties. All representations and warranties contained herein will survive the execution and delivery of this Agreement and delivery of and payment for the Shares regardless of any investigation made by or on behalf of the parties.

                  9.7 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                  9.8 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

                  IN WITNESS WHEREOF, the parties hereby have executed this Agreement as of the date indicated above.

                                           ROPART INVESTMENTS LLC



                                           By:  /s/ Robert B. Goergen
                                                --------------------------------
                                           Its: Managing Member
                                                --------------------------------



                                           BIONUTRICS, INC.



                                           By:  /s/ Ronald H. Lane
                                                --------------------------------
                                           Its: President



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